Exhibit 21.1
SUBSIDIARIES OF BLUE OWL CAPITAL INC.

Name of Subsidiary	Country (State)
Blackthorn Diversified Credit 2024 GP LLC	United States (Delaware)
Blue Arc Blue Owl GP LLC	United States (Delaware)
Blue Owl A4 GP LP	United States (Delaware)
Blue Owl Access Fund GP LLC	United States (Delaware)
Blue Owl AIF Co-Investment GP LP	United States (Delaware)
Blue Owl AIF Evergreen P2 DAC GP INC.	United States (Delaware)
Blue Owl Alternative Credit Advisors II LLC	United States (Delaware)
Blue Owl Alternative Credit Advisors LLC	United States (Delaware)
Blue Owl Alternative Credit GP S.à. r.l.	Luxembourg
Blue Owl Alternative Credit Holdings II LLC	United States (Delaware)
Blue Owl Alternative Credit SCSp	Luxembourg
Blue Owl Asset Income Evergreen GP LP	United States (Delaware)
Blue Owl Asset Income II GP LLC	United States (Delaware)
Blue Owl Asset Income IV GP LP	United States (Delaware)
Blue Owl Asset Income V GP LP	United States (Delaware)
Blue Owl Asset Special Opportunities IX GP LP	United States (Delaware)
Blue Owl Asset Special Opportunities V GP LLC	United States (Delaware)
Blue Owl Asset Special Opportunities VI GP LLC	United States (Delaware)
Blue Owl Asset Special Opportunities VII GP LLC	United States (Delaware)
Blue Owl Asset Special Opportunities VIII GP LP	United States (Delaware)
Blue Owl Asset Special Opportunities VIII-E GP LP	United States (Delaware)
Blue Owl Beaufort Credit GP LLC	United States (Delaware)
Blue Owl Capital (Dubai) Limited	United Arab Emirates
Blue Owl Capital Australia Pty Ltd	Australia
Blue Owl Capital Canada Holdings I LLC	United States (Delaware)
Blue Owl Capital Canada Holdings II LLC	United States (Delaware)
Blue Owl Capital Canada ULC	Canada (British Columbia)
Blue Owl Capital Carry Blocker LLC	United States (Delaware)
Blue Owl Capital Carry LP	United States (Delaware)
Blue Owl Capital Credit GP Holdings LLC	United States (Delaware)
Blue Owl Capital Deutschland GmbH	Germany
Blue Owl Capital Diversified Holdings LLC	United States (Delaware)
Blue Owl Capital GP Holdings LLC	United States (Delaware)
Blue Owl Capital GP Holdings LP	United States (Delaware)
Blue Owl Capital GP LLC	United States (Delaware)
Blue Owl Capital Group LLC	United States (Delaware)
Blue Owl Capital HK Limited	Hong Kong
Blue Owl Capital Holdings LLC	United States (Delaware)
Blue Owl Capital Holdings LP	United States (Delaware)
Blue Owl Capital Italia S.r.l.	Italy

Name of Subsidiary	Country (State)
Blue Owl Capital Japan	Cayman Islands
Blue Owl Capital Luxembourg S.à r.l.	Luxembourg
Blue Owl Capital Middle East Limited	United Arab Emirates
Blue Owl Capital Netherlands B.V.	Netherlands
Blue Owl Capital Schweiz GmbH	Switzerland
Blue Owl Capital Singapore Pte. Ltd.	Singapore
Blue Owl Capital Technology Holdings Holdco, LLC	United States (Delaware)
Blue Owl Capital Technology Holdings II LLC	United States (Delaware)
Blue Owl Capital UK Limited	United Kingdom
Blue Owl CMA GP, LLC	United States (Delaware)
Blue Owl Credit Advisors LLC	United States (Delaware)
Blue Owl Credit Private Fund Advisors LLC	United States (Delaware)
Blue Owl Digital Infrastructure Advisors LLC	United States (Delaware)
Blue Owl Digital Infrastructure I GP LLC	United States (Delaware)
Blue Owl Digital Infrastructure II (AIV) GP LP	Jersey
Blue Owl Digital Infrastructure II GP LLC	United States (Delaware)
Blue Owl Digital Infrastructure III (AIV) GP LP	Jersey
Blue Owl Digital Infrastructure III (Cayman AIV) GP LP	Cayman Islands
Blue Owl Digital Infrastructure III GP LLC	United States (Delaware)
Blue Owl Digital Infrastructure STACK GP LLC	United States (Delaware)
Blue Owl Digital Infrastructure Trust Advisors LLC	United States (Delaware)
Blue Owl Digital Infrastructure Trust Carry LLC	United States (Delaware)
Blue Owl Digital Infrastructure Trust Holdings LLC.	United States (Delaware)
Blue Owl Direct Lending Insurance Fund GP LLC	United States (Delaware)
Blue Owl Diversified Credit (M) GP LLC	United States (Delaware)
Blue Owl Diversified Credit Advisors LLC	United States (Delaware)
Blue Owl Diversified Lending (CP) GP LLC	United States (Delaware)
Blue Owl Diversified Lending 2020 GP LLC	United States (Delaware)
Blue Owl Diversified Lending II (Cayman) GP LLC	Cayman Islands
Blue Owl Diversified Lending II (G) GP LLC	United States (Delaware)
Blue Owl Exchange GP LLC	United States (Delaware)
Blue Owl Finance LLC	United States (Delaware)
Blue Owl First Lien Fund (C) GP LLC	United States (Delaware)
Blue Owl First Lien Fund (O) GP LLC	United States (Delaware)
Blue Owl First Lien Fund II (Cayman) Unlevered GP LLC	Cayman Islands
Blue Owl First Lien GP LLC	United States (Delaware)
Blue Owl First Lien II 1X GP LLC	United States (Delaware)
Blue Owl First Lien II GP LLC	United States (Delaware)
Blue Owl Funding Partners (T) GP LLC	United States (Delaware)
Blue Owl Funding Partners GP LLC	United States (Delaware)
Blue Owl Funding Partners II GP LLC	United States (Delaware)
Blue Owl GP Stakes Advantage Associates LP	United States (Delaware)
Blue Owl GP Stakes Associates DGP Co-Invest LP	United States (Delaware)
Blue Owl GP Stakes Associates III LP	United States (Delaware)

Name of Subsidiary	Country (State)
Blue Owl GP Stakes Associates IV LP	United States (Delaware)
Blue Owl GP Stakes Associates V LP	United States (Delaware)
Blue Owl GP Stakes Associates VI LP	United States (Delaware)
Blue Owl GP Stakes Associates VI S.à r.l.	Luxembourg
Blue Owl GP Stakes Atlas Fund I Associates LP	United States (Delaware)
Blue Owl GP Stakes Atlas Fund II Associates LP	United States (Delaware)
Blue Owl GP Stakes Atlas Fund III Associates LP	United States (Delaware)
Blue Owl GP Stakes GP Holdings LLC	United States (Delaware)
Blue Owl GP Stakes I GP LLC	Cayman Islands
Blue Owl GP Stakes II GP LLC	Cayman Islands
Blue Owl GP Stakes Mirror GP LLC	United States (Delaware)
Blue Owl GPSC Advisors LLC	United States (Delaware)
Blue Owl GPSC Holdings LLC	United States (Delaware)
Blue Owl GPSC IV Advisors LLC	United States (Delaware)
Blue Owl Healthcare Opportunities Advisors LLC	United States (Delaware)
Blue Owl Healthcare Opportunities GP II LLC	United States (Delaware)
Blue Owl Healthcare Opportunities GP III LLC	United States (Delaware)
Blue Owl Healthcare Opportunities GP IV LLC	United States (Delaware)
Blue Owl Healthcare Opportunities V GP LLC	United States (Delaware)
Blue Owl HomeCourt Associates LLC	United States (Delaware)
Blue Owl Insurance Advisors LLC	United States (Delaware)
Blue Owl Insurance GP LLC	United States (Delaware)
Blue Owl Insurance Solutions LP	United States (Delaware)
Blue Owl Lending Fund (M) GP LLC	United States (Delaware)
Blue Owl Liquid Credit Advisors LLC	United States (Delaware)
Blue Owl Liquid Credit CLO Equity GP LLC	United States (Delaware)
Blue Owl MC Debt Opportunities Financing I GP Ltd	Cayman Islands
Blue Owl MC Debt Opportunities GP LLC	United States (Delaware)
Blue Owl NL Opportunity Credit GP LLC	United States (Delaware)
Blue Owl Oak Trust Carry LLC	United States (Delaware)
Blue Owl Opportunistic Lending Co-Invest II (A) GP LLC	United States (Delaware)
Blue Owl Opportunistic Lending DL (C) GP LLC	United States (Delaware)
Blue Owl Opportunistic Lending GP LLC	United States (Delaware)
Blue Owl Opportunistic Lending I (H) GP LLC	United States (Delaware)
Blue Owl POR03 GP LLC	United States (Delaware)
Blue Owl Real Assets Advisors LLC	United States (Delaware)
Blue Owl Real Estate (T) GP LLC	United States (Delaware)
Blue Owl Real Estate Capital LLC	United States (Illinois)
Blue Owl Real Estate Co-Invest (E) GP LLC	United States (Delaware)
Blue Owl Real Estate Credit CMBS (D) GP LLC	United States (Delaware)
Blue Owl Real Estate Credit CMBS (K) GP LLC	United States (Delaware)
Blue Owl Real Estate Credit CMBS (KIS) GP LLC	United States (Delaware)
Blue Owl Real Estate Credit DC GP LLC	United States (Delaware)
Blue Owl Real Estate Credit GP LLC	United States (Delaware)

Name of Subsidiary	Country (State)
Blue Owl Real Estate Debt Advisors LLC	United States (Delaware)
Blue Owl Real Estate European Net Lease GP LP	United States (Delaware)
Blue Owl Real Estate European Net Lease GP S.à r.l.	Luxembourg
Blue Owl Real Estate European NL GP UGP LLC	United States (Delaware)
Blue Owl Real Estate Exchange DST Manager LLC	United States (Delaware)
Blue Owl Real Estate Fund GP V LLC	United States (Delaware)
Blue Owl Real Estate Fund GP VI LLC	United States (Delaware)
Blue Owl Real Estate Fund III GP LLC	United States (Delaware)
Blue Owl Real Estate Fund IV GP LLC	United States (Delaware)
Blue Owl Real Estate GP Holdings LLC	United States (Delaware)
Blue Owl Real Estate GP VII LLC	United States (Delaware)
Blue Owl Real Estate GP VII S.à r.l.	Luxembourg
Blue Owl Real Estate Holdings LP	United States (Delaware)
Blue Owl Real Estate Longhorn GP LLC	United States (Delaware)
Blue Owl Real Estate Maritime Opportunity Fund GP LLC	United States (Delaware)
Blue Owl Real Estate Net Lease IDF GP LLC	United States (Delaware)
Blue Owl Real Estate Net Lease Property Fund GP LLC	United States (Delaware)
Blue Owl Real Estate Promote C Manager LLC	United States (Delaware)
Blue Owl Real Estate Promote J Manager LLC	United States (Delaware)
Blue Owl SCF GP Ltd.	United States (Delaware)
Blue Owl Securities LLC	United States (Delaware)
Blue Owl Senior Diversified Lending GP S.à r.l.	Luxembourg
Blue Owl Strategic Equity Advisors LLC	United States (Delaware)
Blue Owl Strategic Equity Fund Holdings LLC	United States (Delaware)
Blue Owl Strategic Equity GP, LLC	United States (Delaware)
Blue Owl Strategic Equity HoldCo LLC	United States (Delaware)
Blue Owl Strategic Equity Partners Advisors LLC	United States (Delaware)
Blue Owl Strategic Equity Partners GP LLC	United States (Delaware)
Blue Owl Strategic Equity Partners Minerva GP LLC	United States (Delaware)
Blue Owl Technology Credit Advisors II LLC	United States (Delaware)
Blue Owl Technology Credit Advisors LLC	United States (Delaware)
Blue Owl Technology Lending (M) GP LLC	United States (Delaware)
BOA Alameda GP LP	United States (Delaware)
BOA Alamosa GP LP	United States (Delaware)
BOA Assets Parallel 345 GP LP	United States (Delaware)
BOA Capital VIII GP LP	United States (Delaware)
BOA Commercial Real Estate I GP LP	United States (Delaware)
BOA Commercial Real Estate II GP LP	United States (Delaware)
BOA Continuation VI-A GP LLC	United States (Delaware)
BOA Digithouse GP LLC	United States (Delaware)
BOA Hybrid Income Fund Evergreen GP LP	United States (Delaware)
BOA Leasing Fund Evergreen GP LP	United States (Delaware)
BOA NMP GP LLC	United States (Delaware)
BOA Silver Creek GP LP	United States (Delaware)

Name of Subsidiary	Country (State)
BOA SOF Secondaries GP LLC	United States (Delaware)
BOA Special Purpose Investment Fund II GP LLC	United States (Delaware)
BOA SS GP LLC	United States (Delaware)
BODI Europe GP S.à r.l	Luxembourg
BODI STACK REIT Holdings GP LLC	United States (Delaware)
Dyal LP Holdings LLC	United States (Delaware)
Dyal Strategic Capital Associates LLC	United States (Delaware)
Empire Opportunistic Secondary GP LLC	United States (Delaware)
Ivory OSREC OS Co-Invest GP LLC	United States (Delaware)
Midtown Madison Management LLC	United States (Delaware)
Oak Street Investment Grade Net Lease Fund GP, LLC	United States (Delaware)
ORCA I LLC	United States (Delaware)
Owl Rock UK LLC	United States (Delaware)
Prima Capital Advisors Holdings, LLC	United States (Delaware)
Prima Capital Advisors LLC	United States (New York)